UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2026

REXFORD INDUSTRIAL REALTY, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11620 Wilshire Boulevard, Suite 1000
Los Angeles
California	90025
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 966-1680

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	REXR	New York Stock Exchange
5.875% Series B Cumulative Redeemable Preferred Stock	REXR-PB	New York Stock Exchange
5.625% Series C Cumulative Redeemable Preferred Stock	REXR-PC	New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On April 23, 2026, Rexford Industrial Realty, Inc. (the “Company”) issued a press release announcing its earnings for the quarter ended March 31, 2026, and distributed certain supplemental financial information. On April 23, 2026, the Company also posted the supplemental financial information on its website located at www.rexfordindustrial.com.  Copies of the press release and supplemental financial information are furnished herewith as Exhibits 99.1 and 99.2, respectively.
The information included in this Current Report on Form 8-K under this Item 2.02 (including Exhibits 99.1 and 99.2 hereto) are being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of the Exchange Act, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

On April 21, 2026, the Board of Directors (the “Board”) of the Company approved amendments to the Company’s Code of Business Conduct and Ethics (the “Code of Conduct”) as part of its ordinary course recurrent review of the Company's codes and policies. The amended Code of Conduct does not result in any waiver to any officer, director or employee of the Company, explicit or implicit, from any provision of the Code of Conduct as in effect prior to the Board’s action to amend the Code of Conduct. The amended Code of Conduct is applicable to all directors, officers and employees of the Company and its subsidiaries.

The foregoing description of the amended Code of Conduct is a summary and is qualified in its entirety by the full text thereof, which is attached as Exhibit 14.1 to this Current Report on Form 8-K and incorporated herein by reference. The Company’s amended Code of Conduct will also be posted on the “Governance—Documents & Policies” page of the “Investor Relations” section of the Company’s website at www.rexfordindustrial.com.

ITEM 7.01 REGULATION FD DISCLOSURE
As discussed in Item 2.02 above, the Company issued a press release announcing its earnings for the quarter ended March 31, 2026 and distributed certain supplemental information. On April 23, 2026, the Company also posted the supplemental financial information on its website located at www.rexfordindustrial.com.
The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 and 99.2 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of the Exchange Act, or otherwise subject to the liabilities of the Exchange Act, nor shall it be incorporated by reference into a filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 and 99.2 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)    Exhibits.

Exhibit Number	Description
14.1	Rexford Industrial Realty, Inc. Code of Business Conduct and Ethics

99.1	Press Release Dated April 23, 2026

99.2	First Quarter 2026 Supplemental Financial Report

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rexford Industrial Realty, Inc.
April 23, 2026	/s/ Michael Fitzmaurice
Michael Fitzmaurice Chief Financial Officer (Principal Financial and Accounting Officer)